===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A
                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


                                  APRIL 23,1999
                        (Date of earliest event reported)

                            COMMISSION FILE NUMBERS:

     ACME Intermediate Holdings, LLC                              333-40277
     ACME Television, LLC                                          333-40281



                         ACME INTERMEDIATE HOLDINGS, LLC
                                       And
                              ACME TELEVISION, LLC
            (Exact name of registrants as specified in their charter)

                                   ----------

    Delaware                  ACME Television, LLC                52-2050588
    Delaware           ACME Intermediate Holdings, LLC            52-2050589

(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                   ----------

                        2101 E. Fourth Street, Suite 202
                           Santa Ana, California 92705
              (Address and zip code of principal executive offices)

        Registrants' telephone number, including area code: 714-245-9499

                                   ----------




===============================================================================

                         ACME INTERMEDIATE HOLDINGS, LLC
                                       and
                              ACME TELEVISION, LLC

                           FORM 8-K TABLE OF CONTENTS

     ITEM
    NUMBER                                                                      PAGE
    ------                                                                      ----
Item 2     Acquisition or Disposition of Assets.................................   1


 Item 7.   Financial Statements of Tri-Station Assets and
             Licenses Acquisitions

                  Independent Auditor's Report..................................   2

                  Combined Balance Sheets as of
                    December 31, 1998 and March 31, 1999........................   3

                  Combined Statements of Operations and Changes in
                    Stockholder's Deficit for the year ended
                    December 31, 1998 and the three months ended
                    March 31, 1999 and 1998.....................................   4

                  Combined Statement of Cash Flows for the year ended
                    December 31, 1998 and the three months ended
                    March 31, 1999 and 1998.....................................   5

                  Notes to Consolidated Financial Statements....................   6

           Pro forma Financial Information......................................  12

                  ACME Intermediate Holdings, LLC Unaudited Pro Forma
                    Consolidated Balance Sheet as of March 31,1999..............  13

                  ACME Television, LLC Unaudited Pro Forma Consolidated Balance
                    Sheet as of March 31,1999...................................  14

                  Notes to the Unaudited Pro Forma Consolidated
                    Balance Sheets..............................................  15

                  ACME Intermediate Holdings, LLC Unaudited Pro Forma
                    Consolidated Statement Of Operations for
                    the three months ended March 31, 1999.......................  16

                  ACME Television, LLC Unaudited Pro Forma Consolidated
                    Statement Of Operations for the three
                    months ended March 31, 1999.................................  17

                  ACME Intermediate Holdings, LLC Unaudited Pro Forma
                    Consolidated Statement Of Operations for
                    the year ended December 31, 1998............................  18

                  ACME Television, LLC Unaudited Pro Forma Consolidated
                    Statement Of Operations for the year ended
                    December 31, 1998 ..........................................  19

                  Notes to the Unaudited Pro Forma Consolidated Statements
                    of Operations for the three months ended March 31,
                    1999 and the year ended December 31, 1998...................  20

           Exhibits

ITEM 2.  Acquisition or Disposition of Assets.

On April 23, 1999, wholly-owned subsidiaries of ACME Television, LLC ("ACME Television" or the "Company"), acquired all of the assets, other than the Federal Communications Commission ("FCC") licenses, of Station WDPX, Channel 26, Springfield, Ohio, Station WPXG, Channel 14, Suring, Wisconsin, and Station WPXU, Channel 23, Decatur, Illinois, respectively, (the "Asset Acquisitions"). The Asset Acquisitions were consummated pursuant to an Asset Purchase Agreement, dated April 23, 1999 (the "Asset Purchase Agreement"), by and among Paxson Communications Corporation ("Paxson"), Paxson Communications License Company, LLC, Paxson Communications of Green Bay-14, Inc., Paxson Communications of Dayton-26, Inc., Paxson Dayton License, Inc., Paxson Communications of Decatur-23, Inc., Paxson Decatur License, Inc., (collectively, the aforementioned entities, including Paxson, are referred to herein as the "Sellers"), ACME Television of Ohio, LLC ("ACME Ohio"), ACME Television of Wisconsin, LLC ("ACME Wisconsin"),ACME Television of Illinois, LLC ("ACME Illinois"), ACME Television Licenses of Ohio, LLC ("ACME Licenses Ohio"), ACME Television Licenses of Wisconsin, LLC ("ACME Licenses Wisconsin"), and ACME Television Licenses of Illinois, LLC ("ACME Licenses Illinois").

$32.0 million of the $40.0 million aggregate acquisition cost for Station WDPX, Station WPXG and Station WPXU (collectively, the "Acquired Stations") was paid in cash at the closing of the Asset Acquisitions (April 23, 1999).

Pursuant to the same Asset Purchase Agreement, ACME Licenses Ohio, ACME Licenses Wisconsin and ACME Licenses Illinois also purchased, with FCC approval, the FCC licenses of Station WDPX, Station WPXG, and Station WPXU, respectively, (collectively, the "Licenses Acquisitions"). The remaining $8.0 million of the aggregate acquisition cost of the Acquired Stations was paid in cash at the closing of the Licenses Acquisitions on June 23, 1999.

The aggregate acquisition cost of the Acquired Stations was determined through arms-length negotiations among the parties involved. Management of the Company believes that the acquisition cost approximates the fair value of the assets acquired based on market conditions. The $40.0 million aggregate cost of the Acquired Stations was funded using (i) borrowings by ACME Television pursuant to its First Amended and Restated Credit Agreement, dated December 2, 1997, as amended, by and among the Company, the lenders party thereto and Canadian Imperial Bank of Commerce and (ii) capital contributions by ACME Intermediate Holdings, LLC ("ACME Intermediate") the direct parent of ACME Television. The ACME Intermediate financing was obtained through the issuance and sale of preferred membership units to ACME Television Holdings, LLC. The Asset Acquisitions were accounted for using the purchase method.

Effective June 2, 1999, while FCC approval of the Licenses Acquisition was pending, ACME Ohio, ACME Wisconsin and ACME Illinois entered into long-term time brokerage agreements with certain of the Sellers to operate Station WDPX, Station WPXG and Station WPXU, respectively. These time brokerage agreements were terminated with the closing of the Licenses Acquisition on June 23, 1999. During the 22 day term of these time brokerage agreements, the Company retained all revenues generated from the Stations' sale of all advertising time within programs supplied by the Company to each station, reimbursed the Sellers for certain operating expenses of each station and provided programming for each station subject to the Sellers' ultimate authority for each station and each station's existing programming commitments.

Upon consummation of the Licenses Acquisitions, the Company entered into a secondary affiliation agreement with an affiliate of the Sellers to provide Pax Net prime-time programming during certain specified non prime-time periods to each of the Acquired Stations for a term of five years. The Company also entered into non-competition agreements with Paxson prohibiting Paxson and its affiliates from engaging in the business of television broadcasting in each of the markets served by the Acquired Stations for a term of two years.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements


                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paxson Communications Corporation:


We have audited the accompanying combined balance sheet of the Tri-Station Assets and Licenses Acquisitions ("Paxson Communications of Green Bay-14, Inc.," "Paxson Communications License Co., LLC," "Paxson Communications of Dayton-26, Inc.," "Paxson Dayton License, Inc.," "Paxson Communications of Decatur-23, Inc.," and "Paxson Decatur License, Inc.," all wholly-owned subsidiaries of Paxson Communications Corporation, collectively the "Company") as of December 31, 1998, and the related combined statements of operations and changes in stockholder's deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Tri-Station Assets and Licenses Acquisitions at December 31, 1998, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.



                                        /s/ KPMG LLP
                                        -----------------------------------
                                        KPMG LLP

West Palm Beach, Florida
May 14, 1999, except as to Note 8,
   which is as of June 23, 1999

                  TRI-STATION ASSETS AND LICENSES ACQUISITIONS
        (Wholly-Owned Subsidiaries of Paxson Communications Corporation)

                             Combined Balance Sheets

                      December 31, 1998 and March 31, 1999

                                                                                        MARCH 31,
                      ASSETS (TOTAL ASSETS HAVE BEEN                DECEMBER 31,          1999
               PLEDGED AS COLLATERAL ON PARENT COMPANY DEBT)            1998           (UNAUDITED)
                                                                    ------------       ------------
Current assets:
    Cash and cash equivalents                                       $      4,000              4,000
    Accounts receivable, net                                             316,190            175,149
    Prepaid expenses and other current assets                                375                375
                                                                    ------------       ------------
                   Total current assets                                  320,565            179,524

Property and equipment, net                                            8,690,223          7,935,751
Deposits                                                                  29,821             29,821
Other assets                                                                  --              1,437
Intangible assets, net                                                13,148,590         12,983,858
Deferred tax asset                                                       474,513            993,465
                                                                    ------------       ------------
                   Total assets                                     $ 22,663,712         22,123,856
                                                                    ============       ============


                   LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilities:
    Accounts payable                                                     377,587              2,532
    Accrued liabilities                                                  329,290            461,014
    Non-interest-bearing advances from Parent                         10,736,695         11,242,812
    Interest-bearing advances from Parent                             16,614,066         16,616,126
                                                                    ------------       ------------
                   Total current liabilities                          28,057,638         28,322,484
                                                                    ------------       ------------

Stockholder's deficit:
    Paid-in capital                                                        3,000              3,000
    Accumulated deficit                                               (5,396,926)        (6,201,628)
                                                                    ------------       ------------
                   Total stockholder's deficit                        (5,393,926)        (6,198,628)
                                                                    ------------       ------------
                   Total liabilities and stockholder's deficit      $ 22,663,712         22,123,856
                                                                    ============       ============

See accompanying notes to combined financial statements.

                  TRI-STATION ASSETS AND LICENSES ACQUISITIONS
        (Wholly-Owned Subsidiaries of Paxson Communications Corporation)

     Combined Statements of Operations and Changes in Stockholder's Deficit

                        Year ended December 31, 1998 and
                   three months ended March 31, 1999 and 1998

                                                                           THREE MONTHS ENDED
                                                                       -----------------------------
                                                     YEAR ENDED          MARCH 31,        MARCH 31,
                                                     DECEMBER 31,         1999              1998
                                                         1998          (UNAUDITED)       (UNAUDITED)
                                                     -----------       -----------       -----------
Broadcast revenues, net                              $ 1,601,444           508,693           266,110
Other revenue                                             49,906                --                --
                                                     -----------       -----------       -----------
                                                       1,651,350           508,693           266,110
                                                     -----------       -----------       -----------

Operating expenses:
    Programming and promotion                            619,802            96,248               724
    Production and engineering                           671,259           185,253            60,855
    Selling, general and administrative                1,809,980           610,247           247,732
    Depreciation and amortization                      1,251,748           437,003           163,341
                                                     -----------       -----------       -----------
                   Total operating expenses            4,352,789         1,328,751           472,652
                                                     -----------       -----------       -----------
                   Operating loss                     (2,701,439)         (820,058)         (206,542)
                                                     -----------       -----------       -----------

Other (income) expenses:
    Interest income                                       (5,502)               --                --
    Interest expense                                   1,725,307           497,025           295,456
    Loss on disposal of assets                             2,358             6,496                --
    Other expense                                             75                75                58
                                                     -----------       -----------       -----------
                   Net other expenses                  1,722,238           503,596           295,514
                                                     -----------       -----------       -----------
                   Net loss before income taxes       (4,423,677)       (1,323,654)         (502,056)

Income tax benefit                                     1,748,769           518,952           195,802
                                                     -----------       -----------       -----------
                   Net loss                           (2,674,908)         (804,702)         (306,254)

Paid-in capital                                            3,000             3,000             2,000

Stockholder's deficit at beginning of period          (2,722,018)       (5,396,926)       (2,722,018)
                                                     -----------       -----------       -----------
Stockholder's deficit at end of period               $(5,393,926)       (6,198,628)       (3,026,272)
                                                     ===========       ===========       ===========

See accompanying notes to combined financial statements.

                  TRI-STATION ASSETS AND LICENSES ACQUISITIONS
        (Wholly-Owned Subsidiaries of Paxson Communications Corporation)

                        Combined Statements of Cash Flows

                        Year ended December 31, 1998 and
                   three months ended March 31, 1999 and 1998

                                                                                          THREE MONTHS ENDED
                                                                                    --------------------------------
                                                                  YEAR ENDED           MARCH 31,          MARCH 31,
                                                                  DECEMBER 31,          1999                1998
                                                                     1998            (UNAUDITED)        (UNAUDITED)
                                                                  ------------       ------------       ------------
Cash flows from operating activities:
    Net loss                                                      $ (2,674,908)          (804,702)          (306,254)
    Adjustments to reconcile net loss to net cash
       used in operating activities:                                   221,103              5,716              8,931
          Depreciation and amortization                              1,251,748            437,003            163,341
          Bad debt expense
          Broadcast rights                                             360,000             90,000                 --
          Loss on disposal of assets                                     2,358              6,496                 --
          Deferred income tax benefit                               (1,748,769)          (518,952)          (195,802)
          Changes in assets and liabilities:
            (Increase) decrease in accounts receivable                (478,070)           135,325              3,609
            Decrease in prepaid expenses                                35,126                 --             (8,583)
            Decrease in deposits                                         4,264                 --              6,125
            Decrease (increase) in other assets                         30,040             (1,437)          (434,610)
            Decrease in accounts payable and
               accrued expenses                                       (433,300)          (243,331)           (62,948)
                                                                  ------------       ------------       ------------
                   Net cash used in operating activities            (3,430,408)          (893,882)          (826,191)
                                                                  ------------       ------------       ------------

Cash flows from investing activities:
    Proceeds from sale of property and equipment                            --             11,500                 --
    Purchase of property and equipment                              (3,682,254)                --         (1,615,178)
    Acquisition of broadcast properties                             (9,250,000)                --                 --
                                                                  ------------       ------------       ------------
                   Net cash used in investing activities           (12,932,254)            11,500         (1,615,178)
                                                                  ------------       ------------       ------------

Cash flows from financing activities:
    Proceeds from interest-bearing advances                          6,865,661              2,060            148,561
    Proceeds from non-interest-bearing advances                      9,499,001            880,322          2,292,808
    Capital contribution from Parent                                     1,000                 --                 --
                                                                  ------------       ------------       ------------
                   Net cash provided by financing activities        16,365,662            882,382          2,441,369

                   Net increase in cash and cash
                     equivalents                                         3,000                 --                 --

Cash and cash equivalents at beginning of period                         1,000              4,000              1,000
                                                                  ------------       ------------       ------------
Cash and cash equivalents at end of period                        $      4,000              4,000              1,000
                                                                  ============       ============       ============

Supplemental disclosure of noncash investing activities:
       Transfer of equipment to affiliated stations               $         --            464,205                 --
                                                                  ============       ============       ============

See accompanying notes to combined financial statements.

 (1)   DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
       POLICIES

       (a)    PRESENTATION

              Combined financial statements are presented for Paxson Communications of Dayton-26, Inc. and Paxson Dayton License, Inc.; Paxson Communications of Decatur-23, Inc. and Paxson Decatur License, Inc.; Paxson Communications of Green Bay-14, Inc. and Paxson Communications License Company, LLC (the "Tri-Station Asset and Licenses Acquisitions"). Paxson Dayton License, Inc., Paxson Decatur License, Inc. and Paxson Communications License Company, LLC are holding companies with no assets or independent operations other than their ownership of the Federal Communications Commission's ("FCC") licenses. All of the Companies are wholly-owned subsidiaries of, and are operated by, Paxson Communications Corporation (the "Parent" or "PCC"). Unless the context requires otherwise, references to the "Company", "Companies" and "Station" refer to the combined assets, liabilities, stockholders' equity and results of operations of these Companies. Segment information is not presented as all of the Companies' revenue is attributed to a single reportable segment.

       (b)    NATURE OF BUSINESS

              The Stations broadcast long form paid programming primarily in the form of infomercials, and as of August 1998, also carry PAX TV. PAX TV is the brand name for the national programming service that PCC broadcasts through its owned, operated, and affiliated television stations. The above entities comprise the business operations of the following stations: WDPX (TV) Springfield, Ohio, WPXG (TV) Suring, Wisconsin, and WPXU (TV) Decatur, Illinois. WPXG commenced broadcast operations in October, 1998. As described in note 4, the Company is fully dependent upon the Parent to fund current operations.

       (c)    ACQUISITION OF BROADCAST PROPERTY

              In May, 1998, Paxson Communications Corporation acquired certain broadcasting assets of WPXU (Decatur, Illinois). The results of operations related to this station are included in the combined financial statements since the date of acquisition.

              Total consideration paid for this acquisition, including costs of acquisition, was approximately $9.25 million in 1998. This acquisition has been accounted for under the purchase method of accounting and, accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair value as of the acquisition date, as determined by an independent appraiser.
              The allocation of the purchase price is summarized as follows:

               Land and land improvements               $   50,384
               Property and equipment                    2,539,506
               Intangible assets                         6,660,110
                                                        ----------
                          Total consideration paid      $9,250,000
                                                        ==========

              The following is pro forma information for 1998 as if the acquisition was consummated on January 1, 1998. The pro forma information is not necessarily indicative of the combined financial position or results of operations which would have been realized had the acquisition been consummated as of January 1, 1998.

                                                 PRO FORMA
                                HISTORICAL      (UNAUDITED)
                                -----------      ----------
               Revenue           $1,651,350       1,818,665
                                 ==========      ==========

               Net loss          $2,674,908       3,042,330
                                 ==========      ==========

       (d)    CASH AND CASH EQUIVALENTS

              Cash and cash equivalents are highly liquid investments with original maturities of three months or less.

       (e)    PROPERTY AND EQUIPMENT

              Purchases of property and equipment, including additions and improvements and expenditures for repairs and maintenance that significantly add to productivity or extend the economic lives of the assets, are capitalized at cost and depreciated using the straight-line method over their estimated useful lives as follows (see note 2):

Broadcasting towers and equipment                              6 - 13 years
Office furniture and equipment                                 5 - 10 years
Buildings and building improvements                           15 - 40 years
Leasehold improvements                                       Term of lease
Vehicles and other                                              5 years

              Maintenance, repairs, and minor replacements of these items are charged to expense as incurred.

       (f)    INTANGIBLE ASSETS

              Intangible assets are capitalized at cost and amortized using the straight-line method over their estimated useful lives as follows (see note 3):

              FCC licenses and goodwill                                25 years
              Covenants not to compete                        Generally 3 years

       (g)    IMPAIRMENT

              The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that, based on estimated undiscounted future cash flows, the carrying amounts of the assets may not be fully recoverable. In cases where the carrying amounts of the assets may not be fully recoverable, an impairment loss is recognized when the sum of the future undiscounted cash flows is less than the carrying amount of the asset. The measurement of the impairment losses to be recognized is based upon the difference between the fair value and the carrying amount of the assets. Intangible assets, including FCC licenses and goodwill, are assessed for recoverability based on whether the amortization of the intangible asset balance over its remaining life can be recovered through undiscounted future operating cash flows of the acquired operation.

       (h)    REVENUE RECOGNITION

              Broadcasting revenues are derived principally from the sale of infomercials and spot advertisements to local, regional and national advertisers. Broadcast revenue is recognized in the period during which the infomercials and spot advertisements are broadcast.

       (i)    INCOME TAXES

              The Company's operations are included in the consolidated tax returns of the Parent. Income tax expense is calculated as if the Company was filing on a separate return basis with specific book/tax differences being allocated by the Parent to the subsidiaries from which they arise. Current Federal taxes are payable to or receivable from the Parent. The Company utilizes the asset and liability method for accounting for income taxes wherein deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial statement and income tax bases of assets and liabilities. An allowance is recorded when it is more likely than not that any or all of a deferred tax asset will not be realized as if the Company were filing on a separate return basis.

        (j)   USE OF ESTIMATES

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       (k)    CONCENTRATION OF CREDIT RISK

              A significant portion of the Company's accounts receivable are due from advertising agencies.

       (l)    UNAUDITED INTERIM FINANCIAL INFORMATION

              The unaudited combined balance sheet as of March 31, 1999 and the statements of operations and changes in stockholders' deficit, and cash flows for the three months ended March 31, 1999 and 1998 have been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the interim periods are not necessarily indicative of the results that may be expected for any future period including the year ending December 31, 1999.

 (2)   PROPERTY AND EQUIPMENT

       Property and equipment consist of the following:

                                                                     MARCH 31,
                                                 DECEMBER 31,          1999
                                                    1998            (UNAUDITED)
                                                 -----------        -----------
Broadcast towers and equipment                   $ 7,561,929          7,069,697
Office furniture and equipment                       376,115            390,238
Buildings and leasehold improvements               1,653,130          1,668,812
Land and land improvements                           166,256            166,256
Vehicles and other                                    49,648             49,648
                                                 -----------        -----------
                                                   9,807,078          9,344,651
Accumulated depreciation                          (1,116,855)        (1,408,900)
                                                 -----------        -----------
Property and equipment, net                      $ 8,690,223          7,935,751
                                                 ===========        ===========

       Depreciation expense aggregated approximately $702,000 for the year ended December 31, 1998 and $272,000 (unaudited) and $81,000 (unaudited) for the three months ended March 31, 1999 and 1998, respectively.

(3)    INTANGIBLE ASSETS

       Intangible assets consist of the following:

                                                                     MARCH 31,
                                             DECEMBER 31,               1999
                                                 1998               (UNAUDITED)
                                            ------------           ------------
FCC licenses                                $ 12,273,587             12,273,587
Goodwill                                       1,287,622              1,287,622
Covenants not to compete                         350,000                350,000
                                            ------------           ------------
                                              13,911,209             13,911,209
Accumulated amortization                        (762,619)              (927,351)
                                            ------------           ------------
Intangible assets, net                      $ 13,148,590             12,983,858
                                            ============           ============

       Amortization expense related to intangible assets aggregated approximately $550,000 for the year ended December 31, 1998 and approximately $165,000 (unaudited) and $82,000 (unaudited) for the three months ended March 31, 1999 and 1998, respectively.

(4)    RELATED PARTY TRANSACTIONS

       During the period January 1 through August 30, 1998 the Parent's primary source of revenue was derived from the selling of long form infomercials. Under this operating method, infomercial sales were made through the Parent's network sales office and revenue associated with these sales was allocated to the Stations based on market size of the station and proportionate share of households reached. Such allocations aggregated $329,000 for 1998 (January 1 to August 30, 1998) and $129,000 (unaudited)
       for the three months ended March 31, 1998, and are included in broadcast revenues, net.

       As of August 31, 1998, PAX TV Network programming commenced and the Parent allocated related broadcast expense to the Stations. Such allocations aggregated $360,000 for 1998 (September 1 to December 31,
       1998) and $90,000 (unaudited) for the three months ended March 31, 1999, and are included in programming and promotion expense. All network sales revenue (i.e., sales made to advertisers to cover the entire PAX TV) were recorded by the Parent without allocation to the Stations. However, during the period September through December, 1998, local and national advertising revenue was generated on sales made by local and national sales personnel and Paxson national sales representatives, and such revenues were recorded in the accompanying statement of operations.

       The Stations are wholly owned by the Parent and are solely dependent upon the Parent for providing operating funds. The Parent maintains all banking relationships and incurs debt on the behalf of its wholly owned subsidiaries. All assets of the Stations have been pledged as collateral on Parent company debt. With the exception of petty cash, the Parent provides the treasury function whereby bank accounts are not maintained at the station level and all receipts are made to a Parent lock box and disbursements are made by the Parent on behalf of the Station. Management/royalty fee expense charged to the Company from the Parent aggregated $158,000 for December 31, 1998, and $69,000 (unaudited) and $56,000 (unaudited) for the three months ended March 31, 1999 and 1998, respectively, which was based on 17% of gross revenues for the period from January 1, 1998 to August 31, 1998, and 12% of gross revenues thereafter. Such charges related to certain general and administrative functions performed by the Parent on behalf of the Stations.

       The Stations receive both interest and non-interest-bearing advances from the Parent. Interest-bearing advances aggregating $9,614,066 at December 31, 1998 and $9,616,126 (unaudited) at March 31, 1999 bear interest at 12% and are due December 31, 1999, pursuant to promissory notes with the Parent which stipulate maximum advances of $15,000,000. Advances aggregating $7,000,000 at December 31, 1998 and March 31, 1999 (unaudited) bear interest at 12% and are not currently supported by an underlying note agreement. Interest due to the Parent aggregated $1,725,307, $497,025 (unaudited), and $295,456 (unaudited) for the year ended December 31, 1998 and three months ended March 31, 1999 and 1998, respectively.

       The Stations also have non-interest-bearing advances from the Parent aggregating $10,736,695 at December 31, 1998 and $11,242,812 (unaudited) at March 31, 1999. The average balance of such non-interest-bearing advances aggregated $6,509,482 for 1998.

 (5)   INCOME TAXES

       Income tax expense (benefit) attributable to the year ended December 31, 1998 consists of:

                                    CURRENT          DEFERRED            TOTAL
                                  -----------       -----------       -----------
Period ended March 31, 1999:
    U.S. Federal                  $        --        (1,375,116)       (1,375,116)
    State and local                        --          (373,653)         (373,653)
                                  -----------       -----------       -----------

                                  $        --        (1,748,769)       (1,748,769)
                                  ===========       ===========       ===========

       The actual income tax expense for the year ended December 31, 1998 differs from the "expected" expense (benefit) computed by applying the U.S. Federal corporate income tax rate of 34% to loss before income tax as follows:

Computed "expected" tax expense (benefit)                           $(1,504,051)
Increase (reduction) in income taxes resulting from:
    Meals and entertainment                                               1,860
    State and local income  taxes,  net of Federal  income tax
       benefit                                                         (246,578)
                                                                    -----------
                                                                    $(1,748,769)
                                                                    ===========

       At December 31, 1998, the Company has net operating loss carryforwards for Federal income tax purposes of $6,612,518 available to offset future taxable income, if any, which expire as follows:

               2011      $  424,444
               2012       1,332,620
               2018       4,855,454
                         ----------
                         $6,612,518
                         ==========

       The tax effects of temporary differences that give rise to significant portions of the deferred tax assets at December 31, 1998 are as follows:

Deferred tax assets
    Net operating loss carryforwards                             $ 2,601,921
                                                                 -----------
              Total gross deferred tax assets                      2,601,921

    Less valuation allowance                                              --
                                                                 -----------
              Deferred tax assets                                  2,601,921
                                                                 -----------

Deferred tax liabilities:
    Buildings and equipment, principally due to differences
       in depreciation and amortization                             (320,503)
    Intangible assets, primarily FCC licenses                     (1,806,905)
                                                                 -----------
              Deferred tax liabilities                            (2,127,408)
                                                                 -----------
              Net deferred tax assets                            $   474,513
                                                                 ===========

       Management believes the deferred tax asset at December 31, 1998 is realizable on a separate return basis due to the sale of the Stations as described in note 8.

(6)    FAIR VALUE OF FINANCIAL INSTRUMENTS

       The fair value of accounts receivable, accounts payable, accrued expenses and interest-bearing advances approximate their carrying values due to their short-term nature.

(7)    COMMITMENTS AND CONTINGENCIES

       The Companies incurred total rental expense of approximately $62,000 for the year ended December 31, 1998, and $6,898 and $13,720 for the three months ended March 31, 1999 and 1998, respectively, the majority of which was incurred for the tower and station leases for Paxson Communications of Green Bay-14, Inc. Future minimum lease payments under these non-cancelable operating leases as of December 31, 1998 are as follows:

               1999            $ 36,500
               2000              33,500
               2001              33,500
               2002              30,750
               2003              22,500
               Thereafter        90,000
                               --------
                               $246,750
                               ========

 (8)   SUBSEQUENT EVENTS

       On April 23, 1999, an Asset Purchase Agreement was entered into by and among Paxson Communications Corporation, Paxson Communications License Company, LLC, Paxson Communications of Green Bay-14, Inc., Paxson Communication of Dayton-26, Inc., Paxson Dayton License, Inc., Paxson Communications of Decatur-23, Inc. and Paxson Decatur License, Inc (collectively, the "Sellers") and ACME Television of Ohio, LLC, ACME Television Licenses of Ohio, LLC, ACME Television of Wisconsin, LLC, ACME Television Licenses of Wisconsin, LLC, ACME Television of Illinois, LLC and ACME Television Licenses of Illinois, LLC (collectively, the "Buyers"), for Station WDPX(TV), Springfield, OH, WPXG(TV), Suring, WI and WPXU(TV), Decatur, IL. Pursuant to this transaction, the Buyers have purchased substantially all property and equipment and intangibles, including the FCC licenses, (and did not acquire accounts receivable or assume any liabilities) of the Stations for an aggregate purchase price of $40,000,000, of which $32,000,000 was paid to the Sellers by the Buyers on April 23, 1999, and $8,000,000 was paid to the Sellers by the Buyers on June 23, 1999.

(b)      Pro forma Financial Information

The following pro forma consolidated financial statements of ACME Intermediate Holdings, LLC and ACME Television, LLC are presented to reflect the acquisition of Stations WDPX, WPXG and WPXU. The accompanying pro forma financial information includes:

               1. Pro forma Balance Sheets as of March 31, 1999, for ACME Intermediate Holdings, LLC and ACME Television, LLC, prepared as if the transactions were effective as of that date.

               2. Pro forma Statements of Operations for the year ended December 31, 1998 and the three months ended March 31, 1999, for ACME Intermediate Holdings, LLC and ACME Television, LLC, prepared as if the transaction occurred at the beginning of the period presented.

The pro forma balance sheets were derived from the unaudited combined balance sheet of Stations WDPX, WPXG and WPXU and the unaudited consolidated balance sheets of ACME Intermediate Holdings, LLC and ACME Television, LLC as of March 31, 1999.

The pro forma statements of operations for the year ended December 31, 1998 were derived from the audited combined statement of the Acquired Stations for the year then ended and the audited consolidated statements of ACME Intermediate Holdings, LLC and ACME Television, LLC for the year then ended.

The pro forma statements of operations for the three months ended March 31, 1999 were derived from the unaudited combined statement of the Acquired Stations and the unaudited consolidated statements of ACME Intermediate Holdings, LLC and ACME Television, LLC.

The pro forma data are based upon available information and certain assumptions that management believes are reasonable. The pro forma adjustments are described in the footnotes to the pro forma financial statements. The allocation of the purchase price is based upon preliminary estimates, which may be revised at a later date. It is at least reasonably possible that the purchase price allocations might require further revision and that such revision could be material. The Pro Forma Consolidated Financial Statements do not purport to represent what the Company's results of operations or financial condition would actually have been had the transactions occurred on such dates or to project the Company's results of operations or financial condition for any future period or date.

The pro forma financial information should be read in conjunction with the historical financial statements of ACME Intermediate Holdings, LLC and ACME Television, LLC and the historical financial information of the Acquired Stations, which were used to prepare the pro forma financial information. The historical financial statements of the Acquired Stations are included herein. The historical consolidated financial statements of ACME Intermediate Holdings, LLC and ACME Television, LLC are contained in ACME Intermediate Holdings, LLC's and ACME Television, LLC's integrated Form 10-K and integrated Forms 10-Q.

                ACME INTERMEDIATE HOLDINGS, LLC AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                              (UNAUDITED) (000's)

                                                            HISTORICAL                                ACME
                                                    ----------------------------                  INTERMEDIATE
                                                         ACME                                     HOLDINGS, LLC
                                                     INTERMEDIATE      ACQUIRED                   CONSOLIDATED
                                                     HOLDINGS, LLC      STATIONS                    PRO FORMA
                                                       MARCH 31,       MARCH 31,      PRO FORMA     MARCH 31,
                     ASSETS                              1999             1999       ADJUSTMENTS      1999
                                                     -------------     ----------    -----------   ------------
Current assets:
    Cash and cash equivalents                                938       $      4            (4)(1)        938
    Accounts receivable, net                               9,009            175          (175)(1)      9,009
    Due from affiliates                                        9             --            --              9
    Current portion of programming rights                  6,591             --            --          6,591
    Prepaid expenses and other current assets                663              1            (1)(1)        663
                                                        --------       --------       -------       --------
         Total current assets                             17,210            180          (180)        17,210

Property and equipment, net                               18,420          7,936        (3,580)(2)     22,776
Programming rights, net of current portion                 6,858             --            --          6,858
Deposits                                                     616             30           (30)(1)        616
Deferred tax asset                                         3,811            993          (993)(1)      3,811
Intangible assets, net                                   229,528         12,984        22,863 (2)    265,375
Other assets                                              10,819              1            (1)(1)     10,819
                                                        --------       --------       -------       --------
         Total assets                                    287,262         22,124        18,079        327,465
                                                        ========       ========       =======       ========

LIABILITIES AND MEMBERS' AND STOCKHOLDERS'
DEFICIT

Current liabilities:
    Bank borrowings                                       12,900             --        25,000 (2)     37,900
    Accounts payable                                       3,187              3            (3)(1)      3,187
    Accrued liabilities                                    4,892            461          (461)(1)      4,892
    Accrued acquisition costs                                 --             --           203 (2)        203
    Current portion of programming rights payable          6,913             --            --          6,913
    Current portion of obligations under lease             1,304             --            --          1,304
    Noninterest-bearing advances from Parent                  --         11,243       (11,243)(1)         --
    Interest-bearing advances from Parent                     --         16,616       (16,616)(1)         --
    Other current liabilities                                 35             --            --             35
                                                        --------       --------       -------       --------
         Total current liabilities                        29,231         28,323        (3,120)        54,434

Programming rights payable, net of current portion         5,804             --            --          5,804
Obligations under lease, net of current portion            4,348             --            --          4,348
Other liabilities                                            833             --            --            833
Deferred income taxes                                     30,471             --            --         30,471
Senior discount notes 10 7/8%                            149,298             --            --        149,298
Senior secured notes 12%                                  43,436             --            --         43,436
                                                        --------       --------       -------       --------
         Total liabilities                               263,421         28,323        (3,120)       288,624
                                                        --------       --------       -------       --------

Redeemable members' capital                                   --             --        15,000 (2)     15,000
Members' and Stockholder's deficit:
    Members' capital                                      60,902             --            --         60,902
    Paid-in capital                                           --              3            (3)(1)         --
    Accumulated deficit                                  (37,061)        (6,202)        6,202 (1)    (37,061)
                                                        --------       --------       -------       --------
         Total  members' capital and
            stockholder's deficit                         23,841         (6,199)        6,199         23,841
                                                        --------       --------       -------       --------
         Total liabilities and members' capital
            and stockholder's deficit                    287,262         22,124        18,079        327,465
                                                        ========       ========       =======       ========

See accompanying notes to the pro forma financial statements.

                      ACME TELEVISION, LLC AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                              (UNAUDITED) (000's)


                                                             HISTORICAL                               ACME
                                                      ---------------------------                  TELEVISION,
                                                         ACME                                         LLC
                                                      TELEVISION,      ACQUIRED                   CONSOLIDATED
                                                           LLC          STATIONS                    PRO FORMA
                                                        MARCH 31,      MARCH 31,      PROFORMA      MARCH 31,
                     ASSETS                               1999            1999       ADJUSTMENTS       1999
                                                       -----------     ----------    ------------   ----------
Current assets:
    Cash and cash equivalents                                938       $      4            (4)(1)        938
    Accounts receivable, net                               9,009            175          (175)(1)      9,009
    Due from affiliates                                      100             --            --            100
    Current portion of programming rights                  6,591             --            --          6,591
    Prepaid expenses and other current assets                663              1            (1)(1)        663
                                                        --------       --------       -------       --------
           Total current assets                           17,301            180          (180)        17,301

Property and equipment, net                               18,420          7,936        (3,580)(2)     22,776
Programming rights, net of current portion                 6,858             --            --          6,858
Deposits                                                     616             30           (30)(1)        616
Deferred tax asset                                         3,811            993          (993)(1)      3,811
Intangible assets, net                                   229,528         12,984        22,863 (2)    265,375
Other assets                                               9,233              1            (1)(1)      9,233
                                                        --------       --------       -------       --------
           Total assets                                  285,767         22,124        18,079        325,970
                                                        ========       ========       =======       ========

LIABILITIES AND MEMBERS' AND STOCKHOLDERS'
DEFICIT

Current liabilities:
    Bank borrowings                                       12,900             --        25,000 (2)     37,900
    Accounts payable                                       3,187              3            (3)(1)      3,187
    Accrued liabilities                                    4,892            461          (461)(1)      4,892
    Accrued acquisition costs                                 --             --           203 (2)        203
    Current portion of programming rights payable          6,913             --            --          6,913
    Current portion of obligations under lease             1,304             --            --          1,304
    Noninterest-bearing advances from Parent                  --         11,243       (11,243)(1)         --
    Interest-bearing advances from Parent                     --         16,616       (16,616)(1)         --
                                                        --------       --------       -------       --------
           Total current liabilities                      29,196         28,323        (3,120)        54,399

Programming rights payable, net of current portion         5,804             --            --          5,804
Obligations under lease, net of current portion            4,348             --            --          4,348
Other liabilities                                            833             --            --            833
Deferred income taxes                                     30,471             --            --         30,471
Senior discount notes 10 7/8%                            149,298             --            --        149,298
                                                        --------       --------       -------       --------
           Total liabilities                             219,950         28,323        (3,120)       254,153
                                                        --------       --------       -------       --------

Members' and Stockholder's deficit:
    Members' capital                                      95,063             --        15,000 (2)    110,063
    Paid-in capital                                           --              3            (3)(1)         --
    Accumulated deficit                                  (29,246)        (6,202)        6,202 (1)    (29,246)
                                                        --------       --------       -------       --------
           Total  members' capital and
              stockholder's deficit                       65,817         (6,199)       21,199         80,817
                                                        --------       --------       -------       --------
           Total liabilities and members' capital
              and stockholder's deficit                  285,767         22,124        18,079        325,970
                                                        ========       ========       =======       ========

See accompanying notes to the pro forma financial statements.

                ACME INTERMEDIATE HOLDINGS, LLC AND SUBSIDIARIES
                                       AND
                      ACME TELEVISION, LLC AND SUBSIDIARIES

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                              AS OF MARCH 31, 1999


(1) Elimination of the Acquired Stations' historical assets not acquired, liabilities not assumed and stockholder's deficit.

(2) Reflect the consideration for the Acquired Stations and the preliminary allocation of the purchase price (which may be revised at a later date), as follows:

                                                                             ACME              ACME
                                                                         INTERMEDIATE       TELEVISION,
                                                                         HOLDINGS, LLC         LLC
                                                                         -------------      ----------
                                                                           ($ 000's)        ($ 000's)
        Consideration:
             Cash paid from borrowings                                      $  25,000        $ 25,000
             Capital contribution from ACME Television Holdings, LLC           15,000              --
             Capital contribution from ACME Intermediate Holdings, LLC             --          15,000
             Acquisition costs                                                    203             203
                                                                            ---------        ---------
                  Total consideration                                          40,203          40,203
        Less:
             Fair value of property and equipment acquired                      4,356           4,356
                                                                            ---------        ---------
             Intangible assets acquired                                     $  35,847         $ 35,847
                                                                            =========        =========


        The $15.0 million cash capital contribution from ACME Television Holdings, LLC was in exchange for preferred membership units in ACME Intermediate Holdings, LLC, which have a mandatory redemption date of October 1, 2005. ACME Intermediate, in turn, contributed $15.0 million cash to ACME Television, LLC in exchange for additional membership units.


        Intangible assets:
             Fair value of intangible assets                                   35,847           35,847
             Less: historical costs of intangible assets                      (12,984)         (12,984)
                                                                            ---------        ---------
                  Net pro forma adjustment                                     22,863           22,863
                                                                            =========        =========
        Property and equipment:
             Fair value of property and equipment                               4,356            4,356
             Less: historical cost of property and equipment                   (7,936)          (7,936)
                                                                            ---------        ---------
                  Net pro forma adjustment                                     (3,580)          (3,580)
                                                                            =========        =========

                ACME INTERMEDIATE HOLDINGS, LLC AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                              (UNAUDITED) (000's)


                                                  HISTORICAL
                                            ------------------------
                                                 ACME                                        ACME
                                             INTERMEDIATE   ACQUIRED                     INTERMEDIATE
                                            HOLDINGS, LLC   STATIONS                     HOLDINGS, LLC
                                              MARCH 31,     MARCH 31,      PRO FORMA     CONSOLIDATED
                                                 1999          1999       ADJUSTMENTS     PRO FORMA
                                              --------       -------      -----------    -----------
Net Revenues                                  $ 11,123       $   509       $     --       $ 11,632
Other revenue                                       --            --             --             --
                                              --------       -------       --------       --------
                                                11,123           509             --         11,632
                                              --------       -------       --------       --------
Operating expenses:
    Programming and promotion                    4,197            96             --          4,293
    Production and engineering                   1,182           186             --          1,368
    Selling, general and administrative          6,272           610             --          6,882
    Depreciation and amortization                3,766           437            164 (1)      4,367
                                              --------       -------       --------       --------
            Total operating expenses            15,417         1,329            164         16,910
                                              --------       -------       --------       --------
            Operating loss                      (4,294)         (820)          (164)        (5,278)
                                              --------       -------       --------       --------
Other (income) expenses:
    Interest income                                  8            --             --              8
    Interest expense                            (5,830)         (497)           (18)(2)     (6,345)
    Gain (Loss) on disposal of assets               --            (7)            --             (7)
    Other expense                                   --            --             --             --
                                              --------       -------       --------       --------
            Net other expenses                  (5,822)         (504)           (18)        (6,344)
                                              --------       -------       --------       --------
            Net loss before income taxes       (10,116)       (1,324)          (182)       (11,622)

Income tax benefit                                 745           519           (519)(3)        745
                                              --------       -------       --------       --------
            Net loss                            (9,371)         (805)          (701)       (10,877)
                                              ========       =======       ========       ========


See accompanying notes to the pro forma financial statements.

                ACME INTERMEDIATE HOLDINGS, LLC AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                              (UNAUDITED) (000's)


                                                      HISTORICAL
                                           ----------------------------
                                                ACME                                        ACME
                                            INTERMEDIATE     ACQUIRED                   INTERMEDIATE
                                            HOLDINGS, LLC    STATIONS                   HOLDINGS, LLC
                                            DECEMBER 31,    DECEMBER 31,   PRO FORMA    CONSOLIDATED
                                                1998           1998       ADJUSTMENTS     PRO FORMA
                                            -------------   ------------  ------------  ------------
Net Revenues                                  $ 43,928       $ 1,601       $     --       $ 45,529
Other revenue                                       --            50             --             50
                                              --------       -------       --------       --------
                                                43,928         1,651             --         45,579
                                              --------       -------       --------       --------
Operating expenses:
    Programming and promotion                   17,480           620             --         18,100
    Production and engineering                   4,265           671             --          4,936
    Selling, general and administrative         13,627         1,810             --         15,437
    Depreciation and amortization               11,355         1,252          1,153 (1)     13,760
                                              --------       -------       --------       --------
            Total operating expenses            46,727         4,353          1,153         52,233
                                              --------       -------       --------       --------
            Operating loss                      (2,799)       (2,702)        (1,153)        (6,654)
                                              --------       -------       --------       --------
Other (income) expenses:
    Interest income                                224             5             --            229
    Interest expense                           (21,378)       (1,725)          (425)(2)    (23,528)
    Gain (Loss) on disposal of assets            1,112            (2)            --          1,110
    Other expense                                 (608)           --             --           (608)
                                              --------       -------       --------       --------
            Net other expenses                 (20,650)       (1,722)          (425)       (22,797)
                                              --------       -------       --------       --------
            Net loss before income taxes       (23,449)       (4,424)        (1,578)       (29,451)

Income tax benefit                               2,393         1,749         (1,749)(3)      2,393
                                              --------       -------       --------       --------
            Net loss                           (21,056)       (2,675)        (3,327)       (27,058)
                                              ========       =======       ========       ========


See accompanying notes to the pro forma financial statements.

                      ACME TELEVISION, LLC AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                              (UNAUDITED) (000's)


                                                     HISTORICAL
                                           -----------------------------
                                                ACME                                         ACME
                                            TELEVISION,        ACQUIRED                   TELEVISION,
                                                LLC            STATIONS                       LLC
                                            DECEMBER 31,     DECEMBER 31,   PRO FORMA      CONSOLIDATED
                                                1998            1998       ADJUSTMENTS     PRO FORMA
                                            ------------     -----------   -----------    ---------
Net Revenues                                  $ 43,928       $ 1,601       $     --       $ 45,529
Other revenue                                       --            50             --             50
                                              --------       -------       --------       --------
                                                43,928         1,651             --         45,579
                                              --------       -------       --------       --------

Operating expenses:
    Programming and promotion                   17,480           620             --         18,100
    Production and engineering                   4,265           671             --          4,936
    Selling, general and administrative         13,627         1,810             --         15,437
    Depreciation and amortization               11,355         1,252          1,153(1)      13,760
                                              --------       -------       --------       --------
            Total operating expenses            46,727         4,353          1,153         52,233
                                              --------       -------       --------       --------
            Operating loss                      (2,799)       (2,702)        (1,153)        (6,654)
                                              --------       -------       --------       --------

Other (income) expenses:
    Interest income                                224             5             --            229
    Interest expense                           (16,172)       (1,725)          (425)(2)    (18,332)
    Gain (Loss) on disposal of assets            1,112            (2)            --          1,110
    Other expense                                 (608)           --             --           (608)
                                              --------       -------       --------       --------
            Net other expenses                 (15,444)       (1,722)          (425)       (17,591)
                                              --------       -------       --------       --------

            Net loss before income taxes       (18,243)       (4,424)        (1,578)       (24,245)

Income tax benefit                               2,393         1,749         (1,749)(3)      2,393
                                              --------       -------       --------       --------
            Net loss                           (15,850)       (2,675)        (3,327)       (21,852)
                                              ========       =======       ========       ========


See accompanying notes to the pro forma financial statements.

                      ACME TELEVISION, LLC AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                              (UNAUDITED) (000's)


                                                    HISTORICAL
                                             -----------------------
                                               ACME                                         ACME
                                             TELEVISION,    ACQUIRED                     TELEVISION,
                                               LLC          STATIONS                         LLC
                                             MARCH 31,      MARCH 31,       PRO FORMA    CONSOLIDATED
                                               1999          1999         ADJUSTMENTS     PRO FORMA
                                              --------      --------      -----------    ----------
Net Revenues                                  $ 11,123       $   509       $     --       $ 11,632
Other revenue                                       --            --             --             --
                                              --------       -------       --------       --------
                                                11,123           509             --         11,632
                                              --------       -------       --------       --------

Operating expenses:
    Programming and promotion                    4,197            96             --          4,293
    Production and engineering                   1,182           186             --          1,368
    Selling, general and administrative          6,272           610             --          6,882
    Depreciation and amortization                3,766           437            164 (1)      4,367
                                              --------       -------       --------       --------
            Total operating expenses            15,417         1,329            164         16,910
                                              --------       -------       --------       --------
            Operating loss                      (4,294)         (820)          (164)        (5,278)
                                              --------       -------       --------       --------

Other (income) expenses:
    Interest income                                  8            --             --              8
    Interest expense                            (4,437)         (497)           (18)(2)     (4,952)
    Gain (Loss) on disposal of assets               --            (7)            --             (7)
    Other expense                                   --            --             --             --
                                              --------       -------       --------       --------
            Net other expenses                  (4,429)         (504)           (18)        (4,951)
                                              --------       -------       --------       --------
            Net loss before income taxes        (8,723)       (1,324)          (182)       (10,229)

Income tax benefit                                 745           519           (519)(3)        745
                                              --------       -------       --------       --------
            Net loss                            (7,978)         (805)          (701)        (9,484)
                                              ========       =======       ========       ========


See accompanying notes to the pro forma financial statements.

                ACME INTERMEDIATE HOLDINGS, LLC AND SUBSIDIARIES
                                       AND
                      ACME TELEVISION, LLC AND SUBSIDIARIES

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
 FOR THE THREE MONTHS ENDED MARCH 31, 1999 AND THE YEAR ENDED DECEMBER 31, 1998


(1) Adjustments to eliminate the Acquired Stations' historical depreciation and amortization expense and to record depreciation and amortization expense as follows:

                                                                       (000's)               (000's)
                                                                     THREE MONTHS             YEAR
                                                                        ENDED                 ENDED
                                                                    MARCH 31, 1999      DECEMBER 31, 1998
                                                                    --------------      -----------------
Depreciation of property and equipment                                   153                    613
Amortization of broadcast licenses, relating to the
     acquisition, over a 20 year period                                  448                  1,792
Less: historical depreciation and amortization expense
      of the Acquired Stations                                          (437)                (1,252)
                                                                        ----                 ------
                                                                         164                  1,153
                                                                        ====                 ======

(2) Adjustments to eliminate the Acquired Stations' historical interest expense and to record interest expense related to the acquisition as follows:

                                                                       (000's)               (000's)
                                                                     THREE MONTHS             YEAR
                                                                        ENDED                 ENDED
                                                                    MARCH 31, 1999      DECEMBER 31, 1998
                                                                    --------------      -----------------
Interest expense for borrowings against Credit
     agreement (estimated at 8.25% per annum for the
     three months ended March 31, 1999 and 8.6% for
     the year ended December 31, 1998)                                   515                   2,150

Less: historical interest expense of the Acquired
      Stations                                                          (497)                 (1,725)
                                                                        ----                  ------
                                                                          18                     425
                                                                        ====                  ======

(3) Adjustments to eliminate historical income tax benefit. ACME Intermediate Holdings, LLC and ACME Television, LLC acquired the Acquired Stations as limited liability companies. Accordingly, all tax liabilities or tax benefits pass directly to the members.

Exhibits

     2.1       Asset Purchase Agreement, dated April 23, 1999, by and among
               Paxson Communications Corporation, Paxson Communications License
               Company, LLC, Paxson Communications of Green Bay-14, Inc., Paxson
               Communications of Dayton-26, Inc., Paxson Dayton License, Inc.,
               Paxson Communications of Decatur-23, Inc., Paxson Decatur
               License, Inc., ACME Television of Ohio, LLC, ACME Television
               Licenses of Ohio, LLC, ACME Television of Wisconsin, LLC, ACME
               Television Licenses of Wisconsin, LLC, ACME Television of
               Illinois, LLC and ACME Television Licenses of Illinois, LLC for
               WDPX(TV), Springfield, Ohio, WPXG(TV), Suring, WI and WPXU(TV),
               Decatur, IL. Incorporated by reference to the Registrant's report on Form 8-K filed May 7, 1999.

     4.1       Indenture, dated September 30, 1997, by and among ACME
               Intermediate Holdings, LLC and ACME Intermediate Finance, Inc., as Issuers, and Wilmington Trust Company, incorporated by reference to Exhibit 4.2 of the Intermediate Registration
               Statement.

     4.2 Form of Securities of ACME Intermediate Holdings, LLC, incorporated by reference to Exhibit 4.3 of the Intermediate
               Registration Statement.

     4.3       Indenture, dated September 30, 1997, by and among ACME
               Television, LLC and ACME Finance Corporation, as issuers, the
               Guarantors named therein, and Wilmington Trust Company, incorporated by reference to Exhibit 4.1 of the Television
               Registration Statement.

     4.4 First Supplemental Indenture, dated February 11, 1998, by and among ACME Television, LLC and ACME Finance Corporation, the
               Guarantors named therein, and Wilmington Trust Company, incorporated by reference to Registrant's Quarterly Report on Form 10-Q for the period ending March 31, 1998.

     4.5       Second Supplemental Indenture, dated March 13, 1998, by and among
               ACME Television, LLC and ACME Finance Corporation, the Guarantors named therein, and Wilmington Trust Company, incorporated by reference to Registrant's Quarterly Report on Form 10-Q for the period ending March 31, 1998.

     4.5       Third Supplemental Indenture, dated August 21, 1998, by and among
               ACME Television, LLC and ACME Finance Corporation, as issuers, the Guarantors named therein, and Wilmington Trust Company, incorporated by reference to Registrant's Quarterly Report on Form 10-Q for the period ending September 30, 1998.

     23.0 Consent of Accountants to the inclusion of the Tri-Station Assets and Licenses Acquisitions report dated May 14, 1999, in this Form
               8-K/A dated April 23, 1999.

     99.1      Time Brokerage Agreement, Dated April 23, 1999, by and among
               Paxson Communications Licenses Company, LLC, Paxson
               Communications of Green bay-14, Inc., and ACME Television of
               Wisconsin, LLC for Station WPXG-TV, Suring, Wisconsin.
               Incorporated by reference to the Registrant's report on Form 8-K filed May 7, 1999.

     99.2      Time Brokerage Agreement, Dated April 23, 1999, by and among
               Paxson Dayton Licenses Inc., Paxson Communications of Decatur-23,
               Inc., and ACME Television of Illinois, LLC for Station WPXU-TV,
               Decatur, Illinois. Incorporated by reference to the Registrant's report on Form 8-K filed May 7, 1999.

     99.3      Time Brokerage Agreement, Dated April 23, 1999, by and among
               Paxson Decatur Licenses Inc., Paxson Communications of Dayton-26,
               Inc., and ACME Television of Ohio, LLC for Station WDPX-TV,
               Springfield, Ohio. Incorporated by reference to the Registrant's report on Form 8-K filed May 7, 1999.

     99.4      Press Release, dated March 23, 1999, issued by ACME Television,
               LLC. Incorporated by reference to the Registrant's report on Form
               8-K filed May 7, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ACME Television, LLC



Date:  July 7, 1999                      By:  /s/ Thomas Allen
                                             --------------------------
                                              Thomas Allen
                                              Executive Vice President and
                                              Chief Financial Officer

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ACME Intermediate Holdings, LLC



Date:  July 7, 1999                      By:  /s/ Thomas Allen
                                            ------------------------
                                             Thomas Allen
                                             Executive Vice President and
                                             Chief Financial Officer

                                 EXHIBIT INDEX

   Exhibit
   Number      Description
   ------      -----------
     2.1       Asset Purchase Agreement, dated April 23, 1999, by and among
               Paxson Communications Corporation, Paxson Communications License
               Company, LLC, Paxson Communications of Green Bay-14, Inc., Paxson
               Communications of Dayton-26, Inc., Paxson Dayton License, Inc.,
               Paxson Communications of Decatur-23, Inc., Paxson Decatur
               License, Inc., ACME Television of Ohio, LLC, ACME Television
               Licenses of Ohio, LLC, ACME Television of Wisconsin, LLC, ACME
               Television Licenses of Wisconsin, LLC, ACME Television of
               Illinois, LLC and ACME Television Licenses of Illinois, LLC for
               WDPX(TV), Springfield, Ohio, WPXG(TV), Suring, WI and WPXU(TV),
               Decatur, IL. Incorporated by reference to the Registrant's report on Form 8-K filed May 7, 1999.

     4.1       Indenture, dated September 30, 1997, by and among ACME
               Intermediate Holdings, LLC and ACME Intermediate Finance, Inc., as Issuers, and Wilmington Trust Company, incorporated by reference to Exhibit 4.2 of the Intermediate Registration
               Statement.

     4.2 Form of Securities of ACME Intermediate Holdings, LLC, incorporated by reference to Exhibit 4.3 of the Intermediate
               Registration Statement.

     4.3       Indenture, dated September 30, 1997, by and among ACME
               Television, LLC and ACME Finance Corporation, as issuers, the
               Guarantors named therein, and Wilmington Trust Company, incorporated by reference to Exhibit 4.1 of the Television
               Registration Statement.

     4.4 First Supplemental Indenture, dated February 11, 1998, by and among ACME Television, LLC and ACME Finance Corporation, the
               Guarantors named therein, and Wilmington Trust Company, incorporated by reference to Registrant's Quarterly Report on Form 10-Q for the period ending March 31, 1998.

     4.5       Second Supplemental Indenture, dated March 13, 1998, by and among
               ACME Television, LLC and ACME Finance Corporation, the Guarantors named therein, and Wilmington Trust Company, incorporated by reference to Registrant's Quarterly Report on Form 10-Q for the period ending March 31, 1998.

     4.5       Third Supplemental Indenture, dated August 21, 1998, by and among
               ACME Television, LLC and ACME Finance Corporation, as issuers, the Guarantors named therein, and Wilmington Trust Company, incorporated by reference to Registrant's Quarterly Report on Form 10-Q for the period ending September 30, 1998.

     23.0 Consent of Accountants to the inclusion of the Tri-Station Assets and Licenses Acquisitions report dated May 14, 1999, in this Form
               8-K/A dated April 23, 1999.

     99.1      Time Brokerage Agreement, Dated April 23, 1999, by and among
               Paxson Communications Licenses Company, LLC, Paxson
               Communications of Green bay-14, Inc., and ACME Television of
               Wisconsin, LLC for Station WPXG-TV, Suring, Wisconsin.
               Incorporated by reference to the Registrant's report on Form 8-K filed May 7, 1999.

     99.2      Time Brokerage Agreement, Dated April 23, 1999, by and among
               Paxson Dayton Licenses Inc., Paxson Communications of Decatur-23,
               Inc., and ACME Television of Illinois, LLC for Station WPXU-TV,
               Decatur, Illinois. Incorporated by reference to the Registrant's report on Form 8-K filed May 7, 1999.

     99.3      Time Brokerage Agreement, Dated April 23, 1999, by and among
               Paxson Decatur Licenses Inc., Paxson Communications of Dayton-26,
               Inc., and ACME Television of Ohio, LLC for Station WDPX-TV,
               Springfield, Ohio. Incorporated by reference to the Registrant's report on Form 8-K filed May 7, 1999.

     99.4      Press Release, dated March 23, 1999, issued by ACME Television,
               LLC. Incorporated by reference to the Registrant's report on Form
               8-K filed May 7, 1999.